SCHEDULE 14C

                                 (RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ X ]  Preliminary Information Statement
[   ]  Definitive Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14c-5(d)(2))

                               CIRUS TELECOM, INC.
                (Name of Registrant As Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       (1)   Title of each class of securities to which transaction applies:

       (2)   Aggregate number of securities to which the transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)   Proposed maximum aggregate value of transaction:

       (5)   Total fee paid:


[  ]   Fee paid previously with preliminary materials

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount previously paid:


       (2) Form, Schedule or Registration Statement No.:


       (3) Filing Party:


       (4) Date Filed:


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                               CIRUS TELECOM, INC.
                                43-06 MAIN STREET
                            FLUSHING, NEW YORK 11355

                        PRELIMINARY INFORMATION STATEMENT

                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER


                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY

                                                              Flushing, New York
                                                              January    , 2002

              This information statement has been mailed on January , 2002 to the stockholders of record on January , 2002 (the "Record Date") of Cirus Telecom, Inc., a Delaware corporation (the "Company") in connection with certain actions to be taken by the written consent by the majority stockholders of the Company, dated as of January , 2002. The actions to be taken pursuant to the written consent shall be taken on or about January , 2002, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

                                             By Order of the Board of Directors,

                                             /s/ AMAR BAHADOORSINGH
                                             Amar Bahadoorsingh, President


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          NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENT OF
            MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE
                       STOCKHOLDERS, DATED JANUARY , 2002

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the written consent of a majority of stockholders dated January , 2002, in lieu of a special meeting of the stockholders. Such actions will be taken on or about January , 2002:

      1. Effectuate a reverse split of the outstanding shares of the Company's common stock in a ratio of one-for-five and to maintain an authorized number of shares of common stock of 100,000,000.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         As of the Record Date, the Company's authorized capitalization consisted of 100,000,000 shares of common stock, par value $.0001 per share, of which [ ] were issued and outstanding as of the Record Date. Holders of common stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of common stock.

         Each share of common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by resolution dated January , 2001; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

         Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on January , 2002.

         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

         This Information Statement will serve as written notice to stockholders pursuant to Section 228 of the Delaware General Corporation Law.


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                      REVERSE-SPLIT OF THE COMPANY'S STOCK

         On December , 2001, the Company's Board of Directors approved an amendment to the Company's Certificate of Incorporation to effect a one-for-five reverse stock split (the "Reverse Split") of the Company's issued and outstanding common stock (the "Existing Common"). On December , 2001, the amendment was approved in a written consent executed by the holders of more than a majority of the outstanding shares of Common Stock. Approval by the Board of Directors and by the holders of a majority of the outstanding shares of Common Stock is adequate under Delaware law to effect the amendment. The amendment will become effective following a waiting period of 20 calendar days from the date this information statement is mailed to stockholders (the "Effective Date"). The form of the Certificate of Amendment is attached to this information statement, as Exhibit A. Stockholders have no right under Delaware law or the Company's Amended and Restated Certificate of Incorporation or bylaws to dissent from the reverse stock split.

         Pursuant to the Reverse Split, each five shares of Existing Common issued and outstanding immediately prior to the Effective Date will be reclassified as, and exchanged for, one share of newly issued Common Stock, par value $.0001 ("New Common").

         The Reverse Split will not materially affect the proportionate equity interest in the Company of any holder of Existing Common or the relative rights, preferences, privileges or priorities of any such stockholder. In addition, the shares issuable upon exercise of the Company's outstanding options and warrants, and the exercise price per share, will be proportionately adjusted, and the par value per share of the Common Stock will not be changed.

         This information statement is being provided for your informational purposes only.

OUTSTANDING STOCK AND VOTING RIGHTS

         As of the Record Date, there were [   ] shares of Common Stock
outstanding. Each share of Common Stock entitles its holder to one vote.

REASONS FOR THE REVERSE STOCK SPLIT

         The Existing Common has been trading below $0.30 per share. The Company believes that the Reverse Split would bring the trading price to a more attractive level for investors. In addition, the Company believes that the large number of shares currently outstanding makes the possibility of additional equity financing more difficult. The effect of the Reverse Split will be to decrease the number of issued and outstanding shares of Common Stock from [ ] shares of Existing Common to approximately [ ] shares of New Common. No assurance can be given, however, that the market price of the New Common will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Split. The New Common issued pursuant to the Reverse Split will be fully paid and non-assessable. All shares of New Common will have the same par value, voting rights and other rights as shares of the Existing Common have. Stockholders of the Company do not have preemptive rights to acquire additional shares of Common Stock, which may be issued.

STOCK CERTIFICATES AND FRACTIONAL SHARES

         The Reverse Split will occur on the Effective Date without any further action on the part of stockholders of the Company and without regard to the date or dates on which certificates representing shares of Existing Common are actually surrendered by each holder thereof for certificates representing the number of shares of the New Common which each such stockholder is entitled to receive as a consequence of the Reverse Split. After the Effective Date of the Reverse Split, the certificates representing shares of Existing Common will be deemed to represent one-fifth the number of shares of New Common. Certificates representing shares of New Common will be issued in due course as old certificates are tendered for exchange or transfer to Interwest Transfer Company (the "Exchange Agent" or "Transfer Agent"). No fractional shares of New Common will be issued and, in lieu thereof, stockholders holding a number of shares of Existing Common not evenly divisible by five, and stockholders holding fewer than five shares of Existing Common prior to the Effective Date, upon surrender of their old certificates, will receive cash in lieu of fractional shares of New

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Common. Such cash payment will not be made until a stockholder's certificates of
Existing Common are presented to the Exchange Agent. The price payable by the Company for those shares of Existing Common which are not divisible by five will be equal to the product of (a) the number of such shares which cannot be exchanged for a whole number of shares of New Common and (b) the average of the closing price of one share of Existing Common as reported on the OTC Bulletin Board for the 10 business days immediately preceding the Effective Date of the Reverse Split for which transactions in the Existing Common are reported.

SOURCE OF FUNDS; NUMBER OF HOLDERS

         The funds required to purchase the fractional shares are available and will be paid from the current cash reserves of the Company. The Company cannot predict with certainty the number of fractional shares or the total amount that the Company will be required to pay for fractional share interests. However, it is not anticipated that the funds necessary to effect the cancellation of fractional shares will be material. As of December , 2001, there were approximately [ ] holders of record of Existing Common. The Company does not anticipate that, as a result of the Reverse Split, the number of holders of record or beneficial owners of Existing Common or New Common will change significantly.

NO CHANGE IN COMPANY'S STATUS

         The Company does not anticipate any change in the Company's status as a reporting company for federal securities law purposes as a result of the Reverse Split.

EXCHANGE OF STOCK CERTIFICATES

         On or around the Effective Date, the Company will provide a transmittal form (the "Transmittal Form") that each stockholder of record on the Effective Date should use to transmit certificates representing shares of Existing Common ("Old Certificates") to the Exchange Agent for exchange or transfer. The Transmittal Form contains instructions for the surrender of Old Certificates to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares in New Common. No new certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates together with a properly completed and executed Transmittal Form to the Exchange Agent.

         Upon proper completion and execution of the Transmittal Form and its return to the Exchange Agent together with all of a stockholder's Old Certificates and/or an Affidavit of Loss for any lost or destroyed certificates, as applicable, that stockholder will receive a new certificate or certificates representing the number of whole shares of New Common into which the shares of Common Stock represented by the Old Certificates are being converted as a result of the Reverse Split. Until surrendered to the Exchange Agent, Old Certificates retained by stockholders will be deemed for all purposes, including voting and payment of dividends, if any, to represent the number of whole shares of New Common to which such stockholders are entitled as a result of the Reverse Split. Stockholders should not send their Old Certificates to the Exchange Agent until after the Effective Date. Shares of Existing Common surrendered after the Effective Date will be replaced by certificates representing shares of New Common as soon as practicable after such surrender. No service charge will be payable by holders of shares of Existing Common in connection with the exchange of shares and all expenses of the exchange and issuance of new certificates will be borne by the Company.

         Certificates representing shares of Existing Common which contain a restrictive legend will be exchanged for New Common with the same restrictive legend. As applicable, the time period during which a stockholder has held the Existing Common will be included in the time period during which such stockholder actually holds the New Common received in exchange for such Existing Common for the purposes of determining the term of the restrictive period applicable to the New Common.

FEDERAL INCOME TAX CONSEQUENCES

         Except as described below with respect to cash received in lieu of fractional share interests, the receipt of New Common in the Reverse Split should not result in any taxable gain or loss to stockholders for federal income tax purposes. The tax basis of New Common received as a result of the Reverse Split (when added to the basis for any fractional share interests to which a stockholder is entitled) will be equal, in the aggregate, to the basis of the

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Existing Common exchanged for New Common. The per share tax basis of the New
Common is based on the tax basis of the Existing Common for which the New Common is exchanged. For purposes of determining whether short-term or long-term capital gains treatment will be applied to a stockholder's disposition of New Common subsequent to the Reverse Split, a stockholder's holding period for the shares of Existing Common will be included in the holding period for the New Common received as a result of the Reverse Split.

         A stockholder who receives cash in lieu of fractional shares of New Common will be treated as first receiving such fractional shares and then receiving cash as payment in exchange for such fractional shares of New Common and, except for dealers, will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the adjusted basis of such fractional shares.

         THE DISCUSSION SET FORTH ABOVE CONCERNING CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. ALL STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO ANY FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES APPLICABLE TO THEM, WHICH COULD RESULT FROM THE REVERSE SPLIT.

EFFECTIVENESS

         The Company reserves the right, upon notice to stockholders, to abandon or modify the proposed amendment and the Reverse Split at any time prior to the filing of the amendment upon consent of the Board and the holders of a majority of the Existing Common then issued and outstanding.

                             ADDITIONAL INFORMATION

         The Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2000 and quarterly reports on Form 10-QSB for the quarter ended September 30, 2001 are being delivered to you with this Information Statement. The Company will furnish a copy of any exhibit thereto or other information upon request by a stockholder to Amar Bahadoorsingh, Cirus Telecom, Inc., 43-06 Main Street, Flushing, New York 11355, telephone (718) 762-3115.


                                             By Order of the Board of Directors,

                                             /s/ AMAR BAHADOORSINGH

                                             Amar Bahadoorsingh
                                             Chairman

Flushing, New York
January   , 2002


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EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                               CIRUS TELECOM, INC.

         The undersigned, being the President and Secretary of CIRUS TELECOM, INC., a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said corporation as follows:

         1. The name of the Corporation (hereinafter referred to as the "Corporation") is Cirus Telecom, Inc. The date of filing the original certificate of incorporation with the Secretary of State of Delaware was August 25, 1997.

         2. The certificate of incorporation of the Corporation is hereby amended by adding the following subsection to Article FOURTH:

                  Upon effectiveness of a one-for-five reverse stock split of the Corporation's Common Stock, all issued and outstanding shares, as of the effective date, shall be consolidated to the extent that the issued and outstanding shares of Common Stock shall be reduced from [ ] prior to the reverse split to [ ] following the reverse stock split. All fractional shares shall be eliminated and paid for in cash. The capital of the Corporation will not be reduced under or by reason of any amendment herein certified.

         3. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's shareholders in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation to be signed by Amar Bahadoorsingh, its President and Secretary, this ____ day of January, 2002.

                                            CIRUS TELECOM, INC.

                                            By:
                                                 -------------------------------
                                                 Amar Bahadoorsingh
                                                 President and Secretary